UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) May 18, 2018

RINGCENTRAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-36089	94-3322844
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

20 Davis Drive

Belmont, California 94043

(Address of principal executive offices)

(650) 472-4100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging	growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07. Submission of Matters to a Vote of Security Holders.

On May 18, 2018, RingCentral, Inc. (the “Company”) held its Annual Meeting of Stockholders at the Westin San Francisco Airport, located at 1 Old Bayshore Hwy., Millbrae, California 94030 (the “Annual Meeting”). Stockholders of record at the close of business on April 13, 2018 (the “Record Date”) were entitled to vote at the Annual Meeting.

Each share of Class A common stock was entitled to one vote on each proposal and each share of Class B common stock was entitled to ten votes on each proposal. The Class A common stock and Class B common stock voted as a single class on all matters.

Present at the Annual Meeting in person or by proxy were holders of 60,111,291 shares of Class A common stock, representing 60,111,291 votes of Class A common stock and 10,984,873 shares of Class B common stock, representing 109,848,730 votes of Class B common stock, together representing a total of 169,960,021 votes, or more than 91% of the eligible votes, and constituting a quorum.

The stockholders of the Company voted on the following items at the Annual Meeting:

1.	To elect six directors to serve until the 2019 annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2018; and

3.	To approve, on an advisory (non-binding) basis, the named executive officers’ compensation as disclosed in the proxy statement.

The voting results for each of these proposals are detailed below.

Proposal 1: The Company’s stockholders elected six directors to the board of directors (the “Board”) to serve for a one year term until the 2019 annual meeting of stockholders. The votes for each director were as follows:

Nominee	For	Against	Abstained	Broker Non-votes
Vladimir Shmunis	159,462,247	0	220,544	10,277,230
Neil Williams	159,548,396	0	134,395	10,277,230
Robert Theis	159,357,406	0	325,385	10,277,230
Michelle McKenna	159,368,140	0	314,651	10,277,230
Allan Thygesen	159,547,961	0	134,830	10,277,230
Kenneth Goldman	154,509,225	0	5,173,566	10,277,230

Proposal 2. The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The votes regarding the proposal were as follows:

For	Against	Abstained	Broker Non-votes
169,563,945	324,259	71,817	0

Proposal 3. The Company’s stockholders voted in favor of the named executive officers’ compensation as disclosed in the proxy statement. The votes regarding the proposal were as follows:

For	Against	Abstained	Broker Non-votes
151,761,636	7,825,499	95,656	10,277,230

In accordance with the stockholders’ preference, the Board intends to hold a non-binding advisory vote on named executive officers’ compensation every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RingCentral, Inc.

By:	/s/ Bruce Johnson
Bruce Johnson
Vice President, Legal

Date: May 22, 2018